                                  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported) December 20, 2005

CITIZENS FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-13222	23-2265045
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 South Main Street, Mansfield, PA		16933
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (570) 662-2121

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 20, 2005, Citizens Financial Services, Inc. (the “Company”) announced that First Citizens National Bank (the “Bank”) consummated its branch purchase and assumption transaction and relocation with Fulton Savings Bank (“Fulton”) effective December 17, 2005.

On August 22, 2005, the Bank entered into a Purchase and Assumption Agreement with Fulton to acquire the Hannibal Branch of Fulton located at 409 Fulton Street, Hannibal, New York 13074. After receiving the appropriate regulatory approvals, the Bank purchased certain assets and assume certain liabilities of the Hannibal Branch. Immediately following the branch acquisition transaction, the Bank relocated the Hannibal Branch to Wellsville, New York.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FINANCIAL SERVICES, INC.

Dated: December 20, 2005	By:	/s/ Mickey L. Jones

Mickey L. Jones Chief Financial Officer